UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2026

AVITA Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39059	85-1021707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28159 Avenue Stanford Suite 220
Valencia, California		91355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 661 367-9170

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 13 2026, AVITA Medical, Inc. (the “Company”) lodged certain filings on the Australian Securities Exchange (the “ASX”) disclosing the following two exercises of previously disclosed warrants:

Perceptive Credit Holdings V, LP (“Perceptive”) exercised the warrant certificate issued by the Company to Perceptive on June 5, 2026 (the “Perceptive Warrant”). As previously reported, the Perceptive Warrant was issued pursuant to that certain Credit Agreement and Guaranty, dated January 13, 2026, by and between Perceptive and the Company (the “Credit Agreement”) and was exercisable for up to 150,000 shares of Company common stock in the event that the Company borrowed additional funds under the Credit Agreement. The Company borrowed these funds on November 3, 2026. Perceptive exercised the Perceptive Warrant via a cashless exercise whereby the Company withheld 30,625 shares covered by the Perceptive Warrant in respect of the exercise price and issued the remaining 119,375 shares to Perceptive on November 11, 2026.

OrbiMed Royalty & Credit Opportunities IV, LP and OrbiMed Royalty & Credit Opportunities IV Offshore, LP (collectively, “OrbiMed”) exercised the warrant certificate issued by the Company to OrbiMed on October 18, 2023 (the “OrbiMed Warrant”). As previously reported, the OrbiMed Warrant was issued pursuant to that certain Credit Agreement, dated October 18, 2023, by and between an OrbiMed affiliate and the Company and was exercisable for up to 409,661 shares of Company common stock. OrbiMed exercised the OrbiMed Warrant via a cashless exercise whereby the Company withheld 261,503 shares covered by the OrbiMed Warrant in respect of the exercise price and issued the remaining 148,158 shares to OrbiMed on November 11, 2026.

The filings were lodged on the ASX pursuant to ASX listing rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVITA Medical, Inc.

Date:	November [13], 2026	By:	/s/ David O'Toole
Name: David O'Toole Title: Chief Financial Officer